Exhibit 10.1.2 1 FIRST AMENDMENT TO PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC. ADVISORY AGREEMENT THIS FIRST AMENDMENT TO PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC. ADVISORY AGREEMENT (this “SOR Advisory Agreement Amendment”) is entered into effective as of December 19, 2024, by and among Pacific Oak Strategic Opportunity REIT, Inc., and Pacific Oak Capital Advisors, LLC (collectively, the “Parties”). WHEREAS, the Parties previously entered into that certain Advisory Agreement effective as of November 1, 2024 (the “Advisory Agreement”). All capitalized terms not defined herein shall have the same meanings as set forth in such agreement; WHEREAS, the Parties desire to amend the Advisory Agreement as detailed below. NOW THEREFORE, the Advisory Agreement is hereby amended as follows: AMENDMENT 1. Management of PORT Operations and Assets. Section 17.01 of the Advisory Agreement is hereby deleted in its entirety and replaced with the following: 17.01 Management of PORT Operations and Assets. Notwithstanding anything to the contrary in this Agreement, the Advisor will not be responsible for managing the operations or assets of PORT. PORA will manage the operations and assets of PORT pursuant to the advisory agreement between PORT and PORA. All references to the power, authority, responsibility and duties of the Advisor with respect to the Company in this Agreement shall be deemed to exclude PORT, its operations and its assets. 2. Counterparts. This SOR Advisory Agreement Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Signature Page to SOR Advisory Agreement Amendment IN WITNESS WHEREOF, the parties hereto have executed this SOR Advisory Agreement Amendment effective as of the date and year first above written. PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC. By: /s/ Keith D. Hall_________________ Keith D. Hall, Chief Executive Officer PACIFIC OAK CAPITAL ADVISORS, LLC By: Pacific Oak Holding Group, LLC, sole Member By: /s/ Peter McMillan III_________ Peter McMillan III, Member By: /s/ Keith D. Hall_____________ Keith D. Hall, Member